Stockholders' Equity	12 Months Ended
Jun. 30, 2012
Stockholders' Equity
Stockholders' Equity

Note 14. Stockholders’ Equity

Preferred Stock

In February 2003, the Company amended and restated its Stockholder Rights Agreement (the “Company Rights Agreement”) and currently each share of the Company’s outstanding common stock is associated with eight rights. Each right entitles stockholders to purchase 1/100,000 share of the Company’s Series B Preferred Stock at an exercise price of $21.00. The rights only become exercisable in certain limited circumstances following the tenth day after a person or group announces an acquisition of or tender offers for 15% or more of the Company’s common stock. For a limited period of time following the announcement of any such acquisition or offer, the rights are redeemable by the Company at a price of $0.01 per right. If the rights are not redeemed, each right will then entitle the holder to purchase common stock having the value of twice the then-current exercise price. For a limited period of time after the exercisability of the rights, each right, at the discretion of the Company’s Board of Directors, may be exchanged for either 1/100,000 share of Series B Preferred Stock or one share of common stock per right. The rights expire on June 22, 2013.

The Company’s Board of Directors has the authority to issue up to 499,999 shares of undesignated preferred stock (in addition to the 500,000 shares of designated Series B Preferred Stock) and to determine the powers, preferences and rights and the qualifications, limitations or restrictions granted to or imposed upon any wholly unissued shares of undesignated preferred stock and to fix the number of shares constituting any series and the designation of such series, without the consent of the Company’s stockholders. The preferred stock could be issued with voting, liquidation, dividend and other rights superior to those of the holders of common stock. The issuance of Series B Preferred Stock or any preferred stock subsequently issued by the Company’s Board of Directors, under some circumstances, could have the effect of delaying, deferring or preventing a change in control.

Exchangeable Shares of JDS Uniphase Canada Ltd.

On June 30, 1999, in connection with the merger with JDS FITEL, JDS Uniphase Canada Ltd., a subsidiary of the Company, adopted a Rights Agreement (the “Original Exchangeable Rights Agreement”) substantially equivalent to the Company Rights Agreement. In February 2003, in connection with the amendment and restatement of the Company Rights Agreement, the Original Exchangeable Rights Agreement was amended and restated (as amended and restated, the “Exchangeable Rights Agreement”).  Under the Exchangeable Rights Agreement, each exchangeable share issued has an associated right (an “Exchangeable Share Right”) entitling the holder of such Exchangeable Share Right to acquire additional exchangeable shares on terms and conditions substantially the same as the terms and conditions upon which a holder of shares of common stock is entitled to acquire either 1/100,000 share of the Company’s Series B Preferred Stock or, in certain circumstances, shares of common stock under the Company Rights Agreement. The definitions of beneficial ownership, the calculation of percentage ownership and the number of shares outstanding and related provisions of the Company Rights Agreement and the Exchangeable Rights Agreement apply, as appropriate, to shares of common stock and exchangeable shares as though they were the same security. The Exchangeable Share Rights are intended to have characteristics essentially equivalent in economic effect to the Rights granted under the Company Rights Agreement. The Company has the right to force conversion of the exchangeable shares in fiscal 2014.